Exhibit 24.1

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ SAMUEL P. BELL, III
Dated: January 23, 2009
Samuel P. Bell, III

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ HUGH M. BROWN
Dated: January 20, 2009
Hugh M. Brown

POWER OF ATTORNEY

          The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ J. HYATT BROWN
Dated: January 21, 2009
J. Hyatt Brown

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ J. POWELL BROWN
Dated: January 21, 2009
J. Powell Brown

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ BRADLEY CURREY, JR.
Dated: January 21, 2009
Bradley Currey, Jr.

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JIM W. HENDERSON
Dated: January 20, 2009
Jim W. Henderson

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ THEODORE J. HOEPNER
Dated: January 20, 2009
Theodore J. Hoepner

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ TONI JENNINGS
Dated: January 21, 2009
Toni Jennings

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ WENDELL S. REILLY
Dated: January 20, 2009
Wendell S. Reilly

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JOHN R. RIEDMAN
Dated: January 21, 2009
John R. Riedman

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JAN E. SMITH
Dated: January 21, 2009
Jan E. Smith

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig, Thomas M. Donegan, Jr. and Cory T. Walker, or any of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ CHILTON D. VARNER
Dated: January 21, 2009
Chilton D. Varner

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ CORY T. WALKER
Dated: January 20, 2009
Cory T. Walker